Exhibit 99.2

Capital One Financial Corporation
Financial Supplement(1)(2)
First Quarter 2024
__________
(1)The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Quarterly Report on Form 10-Q for the period ended March 31, 2024 once it is filed with the Securities and Exchange Commission.
(2)This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist in assessing our capital adequacy and the level of return generated. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for a reconciliation of any non-GAAP financial measures.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2024 Q1
(Dollars in millions, except per share data and as noted)	2024	2023	2023	2023	2023	2023	2023
	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Income Statement
Net interest income	$7,488	$7,519	$7,423	$7,113	$7,186	—	4%
Non-interest income	1,914	1,987	1,943	1,899	1,717	(4)%	11
Total net revenue(1)	9,402	9,506	9,366	9,012	8,903	(1)	6
Provision for credit losses	2,683	2,857	2,284	2,490	2,795	(6)	(4)
Non-interest expense:
Marketing	1,010	1,254	972	886	897	(19)	13
Operating expense	4,127	4,463	3,888	3,908	4,048	(8)	2
Total non-interest expense	5,137	5,717	4,860	4,794	4,945	(10)	4
Income from continuing operations before income taxes	1,582	932	2,222	1,728	1,163	70	36
Income tax provision	302	226	432	297	203	34	49
Net income	1,280	706	1,790	1,431	960	81	33
Dividends and undistributed earnings allocated to participating securities(2)	(23)	(10)	(28)	(23)	(16)	130	44
Preferred stock dividends	(57)	(57)	(57)	(57)	(57)	—	—
Net income available to common stockholders	$1,200	$639	$1,705	$1,351	$887	88	35
Common Share Statistics
Basic earnings per common share:(2)
Net income per basic common share	$3.14	$1.67	$4.46	$3.53	$2.32	88%	35%
Diluted earnings per common share:(2)
Net income per diluted common share	$3.13	$1.67	$4.45	$3.52	$2.31	87%	35%
Weighted-average common shares outstanding (in millions):
Basic	382.2	381.9	382.5	382.8	382.6	—	—
Diluted	383.4	382.8	383.3	383.7	383.8	—	—
Common shares outstanding (period-end, in millions)	382.1	380.4	381.0	381.4	382.0	—	—
Dividends declared and paid per common share	$0.60	$0.60	$0.60	$0.60	$0.60	—	—
Tangible book value per common share (period-end)(3)	98.67	99.78	87.97	90.07	90.86	(1)%	9%

						2024 Q1
(Dollars in millions)	2024	2023	2023	2023	2023	2023	2023
	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Balance Sheet (Period-End)
Loans held for investment	$315,154	$320,472	$314,780	$311,323	$308,836	(2)%	2%
Interest-earning assets	453,557	449,701	445,428	441,250	445,166	1	2
Total assets	481,720	478,464	471,435	467,800	471,660	1	2
Interest-bearing deposits	323,352	320,389	317,217	314,393	318,641	1	1
Total deposits	350,969	348,413	346,011	343,705	349,827	1	—
Borrowings	50,361	49,856	49,247	50,258	48,777	1	3
Common equity	52,955	53,244	48,823	49,713	49,807	(1)	6
Total stockholders’ equity	57,801	58,089	53,668	54,559	54,653	—	6
Balance Sheet (Average Balances)
Loans held for investment	$314,614	$315,890	$312,759	$309,655	$307,756	—	2%
Interest-earning assets	447,803	446,929	443,532	439,139	435,199	—	3
Total assets	474,995	472,594	469,860	466,652	462,324	1%	3
Interest-bearing deposits	318,450	316,808	316,032	313,207	308,788	1	3
Total deposits	345,657	345,328	345,013	343,678	340,123	—	2
Borrowings	50,474	51,070	49,736	48,468	48,016	(1)	5
Common equity	53,152	50,786	50,166	50,511	49,927	5	6
Total stockholders’ equity	57,998	55,632	55,012	55,357	54,773	4	6

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2024 Q1
(Dollars in millions, except as noted)	2024	2023	2023	2023	2023	2023		2023
	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Performance Metrics
Net interest income growth (period over period)	—	1%	4%	(1)%	—	**		**
Non-interest income growth (period over period)	(4)%	2	2	11	(7)%	**		**
Total net revenue growth (period over period)	(1)	1	4	1	(2)	**		**
Total net revenue margin(4)	8.40	8.51	8.45	8.21	8.18	(11)	bps	22	bps
Net interest margin(5)	6.69	6.73	6.69	6.48	6.60	(4)		9
Return on average assets	1.08	0.60	1.52	1.23	0.83	48		25
Return on average tangible assets(6)	1.11	0.62	1.58	1.27	0.86	49		25
Return on average common equity(7)	9.03	5.03	13.59	10.70	7.11	400		192
Return on average tangible common equity(8)	12.67	7.20	19.59	15.30	10.15	547		252
Efficiency ratio(9)	54.64	60.14	51.89	53.20	55.54	(550)		(90)
Operating efficiency ratio(10)	43.89	46.95	41.51	43.36	45.47	(306)		(158)
Effective income tax rate for continuing operations	19.1	24.2	19.4	17.2	17.5	(510)		160
Employees (period-end, in thousands)	51.3	52.0	54.2	55.6	56.1	(1)%		(9)%
Credit Quality Metrics
Allowance for credit losses	$15,380	$15,296	$14,955	$14,646	$14,318	1%		7%
Allowance coverage ratio	4.88%	4.77%	4.75%	4.70%	4.64%	11	bps	24	bps
Net charge-offs	$2,616	$2,533	$1,999	$2,185	$1,697	3%		54%
Net charge-off rate(11)	3.33%	3.21%	2.56%	2.82%	2.21%	12	bps	112	bps
30+ day performing delinquency rate	3.40	3.71	3.42	3.08	2.88	(31)		52
30+ day delinquency rate	3.67	3.99	3.71	3.36	3.09	(32)		58
Capital Ratios(12)
Common equity Tier 1 capital	13.1%	12.9%	13.0%	12.7%	12.5%	20	bps	60	bps
Tier 1 capital	14.4	14.2	14.3	14.0	13.9	20		50
Total capital	16.3	16.0	16.2	16.0	15.9	30		40
Tier 1 leverage	11.3	11.2	11.2	11.0	10.9	10		40
Tangible common equity (“TCE”)(13)	8.1	8.2	7.3	7.6	7.6	(10)		50

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

						2024 Q1
(Dollars in millions, except as noted)	2024	2023	2023	2023	2023	2023	2023
	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Interest income:
Loans, including loans held for sale	$9,920	$9,934	$9,696	$9,057	$8,723	—	14%
Investment securities	687	669	627	639	615	3%	12
Other	570	542	550	470	416	5	37
Total interest income	11,177	11,145	10,873	10,166	9,754	—	15
Interest expense:
Deposits	2,812	2,745	2,611	2,277	1,856	2	52
Securitized debt obligations	261	263	249	236	211	(1)	24
Senior and subordinated notes	606	608	579	528	489	—	24
Other borrowings	10	10	11	12	12	—	(17)
Total interest expense	3,689	3,626	3,450	3,053	2,568	2	44
Net interest income	7,488	7,519	7,423	7,113	7,186	—	4
Provision for credit losses	2,683	2,857	2,284	2,490	2,795	(6)	(4)
Net interest income after provision for credit losses	4,805	4,662	5,139	4,623	4,391	3	9
Non-interest income:
Interchange fees, net	1,145	1,207	1,234	1,213	1,139	(5)	1
Service charges and other customer-related fees	462	424	453	411	379	9	22
Net securities gains (losses)	—	(34)	—	—	—	**	—
Other	307	390	256	275	199	(21)	54
Total non-interest income	1,914	1,987	1,943	1,899	1,717	(4)	11
Non-interest expense:
Salaries and associate benefits	2,478	2,284	2,274	2,317	2,427	8	2
Occupancy and equipment	554	628	518	506	508	(12)	9
Marketing	1,010	1,254	972	886	897	(19)	13
Professional services	262	359	295	290	324	(27)	(19)
Communications and data processing	351	345	344	344	350	2	—
Amortization of intangibles	19	22	24	22	14	(14)	36
Other	463	825	433	429	425	(44)	9
Total non-interest expense	5,137	5,717	4,860	4,794	4,945	(10)	4
Income from continuing operations before income taxes	1,582	932	2,222	1,728	1,163	70	36
Income tax provision	302	226	432	297	203	34	49
Net income	1,280	706	1,790	1,431	960	81	33
Dividends and undistributed earnings allocated to participating securities(2)	(23)	(10)	(28)	(23)	(16)	130	44
Preferred stock dividends	(57)	(57)	(57)	(57)	(57)	—	—
Net income available to common stockholders	$1,200	$639	$1,705	$1,351	$887	88	35

						2024 Q1
	2024	2023	2023	2023	2023	2023	2023
	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Basic earnings per common share:(2)
Net income per basic common share	$3.14	$1.67	$4.46	$3.53	$2.32	88%	35%
Diluted earnings per common share:(2)
Net income per diluted common share	$3.13	$1.67	$4.45	$3.52	$2.31	87%	35%
Weighted-average common shares outstanding (in millions):
Basic common shares	382.2	381.9	382.5	382.8	382.6	—	—
Diluted common shares	383.4	382.8	383.3	383.7	383.8	—	—

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

						2024 Q1
	2024	2023	2023	2023	2023	2023	2023
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Assets:
Cash and cash equivalents:
Cash and due from banks	$4,671	$4,903	$4,620	$3,360	$3,347	(5)%	40%
Interest-bearing deposits and other short-term investments	46,357	38,394	40,249	38,236	43,166	21	7
Total cash and cash equivalents	51,028	43,297	44,869	41,596	46,513	18	10
Restricted cash for securitization investors	474	458	435	452	460	3	3
Securities available for sale	78,398	79,117	74,837	78,412	81,925	(1)	(4)
Loans held for investment:
Unsecuritized loans held for investment	285,577	289,229	284,953	280,933	280,093	(1)	2
Loans held in consolidated trusts	29,577	31,243	29,827	30,390	28,743	(5)	3
Total loans held for investment	315,154	320,472	314,780	311,323	308,836	(2)	2
Allowance for credit losses	(15,380)	(15,296)	(14,955)	(14,646)	(14,318)	1	7
Net loans held for investment	299,774	305,176	299,825	296,677	294,518	(2)	2
Loans held for sale	1,631	854	742	1,211	363	91	**
Premises and equipment, net	4,366	4,375	4,378	4,359	4,365	—	—
Interest receivable	2,514	2,478	2,469	2,297	2,250	1	12
Goodwill	15,062	15,065	15,048	15,060	14,779	—	2
Other assets	28,473	27,644	28,832	27,736	26,487	3	7
Total assets	$481,720	$478,464	$471,435	$467,800	$471,660	1	2

						2024 Q1
	2024	2023	2023	2023	2023	2023	2023
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Liabilities:
Interest payable	$762	$649	$685	$637	$621	17%	23%
Deposits:
Non-interest-bearing deposits	27,617	28,024	28,794	29,312	31,186	(1)	(11)
Interest-bearing deposits	323,352	320,389	317,217	314,393	318,641	1	1
Total deposits	350,969	348,413	346,011	343,705	349,827	1	—
Securitized debt obligations	17,661	18,043	17,417	17,861	17,813	(2)	(1)
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	568	538	522	649	542	6	5
Senior and subordinated notes	32,108	31,248	31,283	31,627	30,398	3	6
Other borrowings	24	27	25	121	24	(11)	—
Total other debt	32,700	31,813	31,830	32,397	30,964	3	6
Other liabilities	21,827	21,457	21,824	18,641	17,782	2	23
Total liabilities	423,919	420,375	417,767	413,241	417,007	1	2

Stockholders’ equity:
Preferred stock	0	0	0	0	0	—	—
Common stock	7	7	7	7	7	—	—
Additional paid-in capital, net	35,808	35,541	35,334	35,163	34,952	1	2
Retained earnings	61,905	60,945	60,529	59,028	57,898	2	7
Accumulated other comprehensive loss	(9,534)	(8,268)	(12,224)	(9,818)	(8,540)	15	12
Treasury stock, at cost	(30,385)	(30,136)	(29,978)	(29,821)	(29,664)	1	2
Total stockholders’ equity	57,801	58,089	53,668	54,559	54,653	—	6
Total liabilities and stockholders’ equity	$481,720	$478,464	$471,435	$467,800	$471,660	1	2

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)Total net revenue was reduced by $630 million in Q1 2024, $566 million in Q4 2023, $449 million in Q3 2023, $443 million in Q2 2023 and $405 million in Q1 2023 for credit card finance charges and fees charged-off as uncollectible.
(2)Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total. We also provide adjusted diluted earnings per share, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(3)Tangible book value per common share is a non-GAAP measure calculated based on TCE divided by common shares outstanding. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(4)Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.
(5)Net interest margin is calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(6)Return on average tangible assets is a non-GAAP measure calculated based on annualized income (loss) from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(7)Return on average common equity is calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average common equity. Our calculation of return on average common equity may not be comparable to similarly-titled measures reported by other companies.
(8)Return on average tangible common equity is a non-GAAP measure calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average TCE. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(9)Efficiency ratio is calculated based on total non-interest expense for the period divided by total net revenue for the period. We also provide an adjusted efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(10)Operating efficiency ratio is calculated based on operating expense for the period divided by total net revenue for the period. We also provide an adjusted operating efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(11)Net charge-off rate is calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(12)Capital ratios as of the end of Q1 2024 are preliminary and therefore subject to change. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for information on the calculation of each of these ratios.
(13)TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2024 Q1			2023 Q4			2023 Q1
(Dollars in millions, except as noted)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate(1)
Interest-earning assets:
Loans, including loans held for sale	$315,563	$9,920	12.57%	$316,670	$9,934	12.55%	$308,115	$8,723	11.32%
Investment securities	88,581	687	3.10	88,650	669	3.02	89,960	615	2.73
Cash equivalents and other	43,659	570	5.21	41,609	542	5.21	37,124	416	4.49
Total interest-earning assets	$447,803	$11,177	9.98	$446,929	$11,145	9.97	$435,199	$9,754	8.96
Interest-bearing liabilities:
Interest-bearing deposits	$318,450	$2,812	3.53	$316,808	$2,745	3.47	$308,788	$1,856	2.40
Securitized debt obligations	17,836	261	5.85	18,022	263	5.84	17,251	211	4.90
Senior and subordinated notes	32,211	606	7.52	32,586	608	7.46	30,136	489	6.49
Other borrowings and liabilities(2)	2,373	10	1.78	2,349	10	1.74	2,335	12	2.08
Total interest-bearing liabilities	$370,870	$3,689	3.98	$369,765	$3,626	3.92	$358,510	$2,568	2.87
Net interest income/spread		$7,488	6.00		$7,519	6.05		$7,186	6.10
Impact of non-interest-bearing funding			0.69			0.68			0.50
Net interest margin			6.69%			6.73%			6.60%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics

						2024 Q1
	2024	2023	2023	2023	2023	2023	2023
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Loans Held for Investment (Period-End)
Credit card:
Domestic credit card	$143,861	$147,666	$140,320	$135,975	$130,980	(3)%	10%
International card businesses	6,733	6,881	6,463	6,516	6,162	(2)	9
Total credit card	150,594	154,547	146,783	142,491	137,142	(3)	10
Consumer banking:
Auto	73,801	74,075	75,456	75,841	76,652	—	(4)
Retail banking	1,298	1,362	1,388	1,439	1,499	(5)	(13)
Total consumer banking	75,099	75,437	76,844	77,280	78,151	—	(4)
Commercial banking:
Commercial and multifamily real estate	34,272	34,446	35,622	36,041	37,132	(1)	(8)
Commercial and industrial	55,189	56,042	55,531	55,511	56,411	(2)	(2)
Total commercial banking	89,461	90,488	91,153	91,552	93,543	(1)	(4)
Total loans held for investment	$315,154	$320,472	$314,780	$311,323	$308,836	(2)	2
Loans Held for Investment (Average)
Credit card:
Domestic credit card	$142,887	$142,112	$137,500	$132,505	$128,562	1%	11%
International card businesses	6,758	6,515	6,549	6,257	6,108	4	11
Total credit card	149,645	148,627	144,049	138,762	134,670	1	11
Consumer banking:
Auto	73,768	74,861	75,740	76,233	77,465	(1)	(5)
Retail banking	1,324	1,377	1,414	1,465	1,529	(4)	(13)
Total consumer banking	75,092	76,238	77,154	77,698	78,994	(2)	(5)
Commercial banking:
Commercial and multifamily real estate	34,310	35,414	35,964	37,068	37,373	(3)	(8)
Commercial and industrial	55,567	55,611	55,592	56,127	56,719	—	(2)
Total commercial banking	89,877	91,025	91,556	93,195	94,092	(1)	(4)
Total average loans held for investment	$314,614	$315,890	$312,759	$309,655	$307,756	—	2

						2024 Q1
	2024	2023	2023	2023	2023	2023		2023
	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Net Charge-Off (Recovery) Rates
Credit card:
Domestic credit card(3)	5.94%	5.35%	4.40%	4.38%	4.04%	59	bps	190	bps
International card businesses	5.16	4.94	4.87	4.98	4.54	22		62
Total credit card	5.90	5.33	4.42	4.41	4.06	57		184
Consumer banking:
Auto	1.99	2.19	1.77	1.40	1.53	(20)		46
Retail banking	4.04	5.68	3.80	3.25	2.97	(164)		107
Total consumer banking	2.03	2.25	1.81	1.43	1.56	(22)		47
Commercial banking:
Commercial and multifamily real estate	0.20	0.96	0.27	3.91	0.19	(76)		1
Commercial and industrial	0.08	0.26	0.24	0.11	0.03	(18)		5
Total commercial banking	0.13	0.53	0.25	1.62	0.09	(40)		4
Total net charge-offs	3.33	3.21	2.56	2.82	2.21	12		112
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	4.48%	4.61%	4.31%	3.74%	3.66%	(13)	bps	82	bps
International card businesses	4.83	4.67	4.43	4.24	4.20	16		63
Total credit card	4.50	4.61	4.32	3.77	3.68	(11)		82
Consumer banking:
Auto	5.28	6.34	5.64	5.38	5.00	(106)		28
Retail banking	0.95	1.19	1.07	1.19	0.56	(24)		39
Total consumer banking	5.21	6.25	5.55	5.30	4.92	(104)		29
Nonperforming Loans and Nonperforming Assets Rates(4)(5)
Credit card:
International card businesses	0.13%	0.13%	0.14%	0.16%	0.12%	—		1	bps
Total credit card	0.01	0.01	0.01	0.01	0.01	—		—
Consumer banking:
Auto	0.79	0.96	0.85	0.77	0.67	(17)	bps	12
Retail banking	3.21	3.36	3.28	2.99	2.94	(15)		27
Total consumer banking	0.83	1.00	0.89	0.82	0.72	(17)		11
Commercial banking:
Commercial and multifamily real estate	1.58	1.23	1.29	1.15	0.90	35		68
Commercial and industrial	1.10	0.60	0.65	0.71	0.72	50		38
Total commercial banking	1.28	0.84	0.90	0.89	0.79	44		49
Total nonperforming loans	0.57	0.48	0.48	0.47	0.42	9		15
Total nonperforming assets	0.58	0.50	0.50	0.48	0.44	8		14

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Credit Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended March 31, 2024
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of December 31, 2023	$11,261	$448	$11,709	$2,002	$40	$2,042	$1,545	$15,296
Charge-offs	(2,452)	(122)	(2,574)	(642)	(18)	(660)	(39)	(3,273)
Recoveries	332	35	367	275	5	280	10	657
Net charge-offs	(2,120)	(87)	(2,207)	(367)	(13)	(380)	(29)	(2,616)
Provision for credit losses	2,157	102	2,259	422	4	426	22	2,707
Allowance build (release) for credit losses	37	15	52	55	(9)	46	(7)	91
Other changes(6)	—	(7)	(7)	—	—	—	—	(7)
Balance as of March 31, 2024	11,298	456	11,754	2,057	31	2,088	1,538	15,380
Reserve for unfunded lending commitments:
Balance as of December 31, 2023	—	—	—	—	—	—	158	158
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	—	—	(24)	(24)
Balance as of March 31, 2024	—	—	—	—	—	—	134	134
Combined allowance and reserve as of March 31, 2024	$11,298	$456	$11,754	$2,057	$31	$2,088	$1,672	$15,514

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results

	Three Months Ended March 31, 2024
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(7)	Other(7)	Total
Net interest income (loss)	$5,272	$2,011	$599	$(394)	$7,488
Non-interest income (loss)	1,476	159	281	(2)	1,914
Total net revenue (loss)	6,748	2,170	880	(396)	9,402
Provision (benefit) for credit losses	2,259	426	(2)	—	2,683
Non-interest expense	3,229	1,246	515	147	5,137
Income (loss) from continuing operations before income taxes	1,260	498	367	(543)	1,582
Income tax provision (benefit)	299	117	87	(201)	302
Income (loss) from continuing operations, net of tax	$961	$381	$280	$(342)	$1,280

	Three Months Ended December 31, 2023
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(7)	Other(7)	Total
Net interest income (loss)	$5,231	$1,951	$617	$(280)	$7,519
Non-interest income	1,565	163	245	14	1,987
Total net revenue (loss)	6,796	2,114	862	(266)	9,506
Provision (benefit) for credit losses	2,353	422	84	(2)	2,857
Non-interest expense	3,417	1,402	487	411	5,717
Income (loss) from continuing operations before income taxes	1,026	290	291	(675)	932
Income tax provision (benefit)	241	68	68	(151)	226
Income (loss) from continuing operations, net of tax	$785	$222	$223	$(524)	$706

	Three Months Ended March 31, 2023
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(7)	Other(7)	Total
Net interest income (loss)	$4,657	$2,360	$648	$(479)	$7,186
Non-interest income	1,363	135	212	7	1,717
Total net revenue (loss)	6,020	2,495	860	(472)	8,903
Provision (benefit) for credit losses	2,261	275	259	—	2,795
Non-interest expense	3,038	1,283	530	94	4,945
Income (loss) from continuing operations before income taxes	721	937	71	(566)	1,163
Income tax provision (benefit)	172	221	17	(207)	203
Income (loss) from continuing operations, net of tax	$549	$716	$54	$(359)	$960

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business

						2024 Q1 vs.
	2024	2023	2023	2023	2023	2023		2023
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Credit Card
Earnings:
Net interest income	$5,272	$5,231	$5,114	$4,727	$4,657	1%		13%
Non-interest income	1,476	1,565	1,513	1,499	1,363	(6)		8
Total net revenue	6,748	6,796	6,627	6,226	6,020	(1)		12
Provision for credit losses	2,259	2,353	1,953	2,084	2,261	(4)		—
Non-interest expense	3,229	3,417	3,015	3,020	3,038	(6)		6
Income from continuing operations before income taxes	1,260	1,026	1,659	1,122	721	23		75
Income tax provision	299	241	393	265	172	24		74
Income from continuing operations, net of tax	$961	$785	$1,266	$857	$549	22		75
Selected performance metrics:
Period-end loans held for investment	$150,594	$154,547	$146,783	$142,491	$137,142	(3)		10
Average loans held for investment	149,645	148,627	144,049	138,762	134,670	1		11
Average yield on loans outstanding(1)	18.84%	18.96%	19.02%	18.17%	17.98%	(12)	bps	86	bps
Total net revenue margin(8)	17.99	18.24	18.40	17.95	17.88	(25)		11
Net charge-off rate	5.90	5.33	4.42	4.41	4.06	57		184
30+ day performing delinquency rate	4.50	4.61	4.32	3.77	3.68	(11)		82
30+ day delinquency rate	4.50	4.62	4.32	3.77	3.69	(12)		81
Nonperforming loan rate(4)	0.01	0.01	0.01	0.01	0.01	—		—
Purchase volume(9)	$150,171	$162,055	$158,640	$157,937	$141,658	(7)%		6%

						2024 Q1 vs.
	2024	2023	2023	2023	2023	2023		2023
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Domestic Card
Earnings:
Net interest income	$4,972	$4,940	$4,827	$4,453	$4,390	1%		13%
Non-interest income	1,411	1,498	1,445	1,431	1,298	(6)		9
Total net revenue	6,383	6,438	6,272	5,884	5,688	(1)		12
Provision for credit losses	2,157	2,238	1,861	1,995	2,174	(4)		(1)
Non-interest expense	3,025	3,186	2,810	2,805	2,847	(5)		6
Income from continuing operations before income taxes	1,201	1,014	1,601	1,084	667	18		80
Income tax provision	283	239	378	256	157	18		80
Income from continuing operations, net of tax	$918	$775	$1,223	$828	$510	18		80
Selected performance metrics:
Period-end loans held for investment	$143,861	$147,666	$140,320	$135,975	$130,980	(3)		10
Average loans held for investment	142,887	142,112	137,500	132,505	128,562	1		11
Average yield on loans outstanding(1)	18.76%	18.88%	18.96%	18.07%	17.88%	(12)	bps	88	bps
Total net revenue margin(8)	17.82	18.07	18.24	17.76	17.70	(25)		12
Net charge-off rate(3)	5.94	5.35	4.40	4.38	4.04	59		190
30+ day performing delinquency rate	4.48	4.61	4.31	3.74	3.66	(13)		82
Purchase volume(9)	$146,696	$158,290	$154,880	$154,184	$138,310	(7)%		6%
Refreshed FICO scores:(10)
Greater than 660	68%	68%	69%	69%	68%	—		—
660 or below	32	32	31	31	32	—		—
Total	100%	100%	100%	100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2024 Q1 vs.
	2024	2023	2023	2023	2023	2023		2023
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Consumer Banking
Earnings:
Net interest income	$2,011	$1,951	$2,133	$2,269	$2,360	3%		(15)%
Non-interest income	159	163	142	149	135	(2)		18
Total net revenue	2,170	2,114	2,275	2,418	2,495	3		(13)
Provision for credit losses	426	422	213	259	275	1		55
Non-interest expense	1,246	1,402	1,262	1,231	1,283	(11)		(3)
Income from continuing operations before income taxes	498	290	800	928	937	72		(47)
Income tax provision	117	68	189	219	221	72		(47)
Income from continuing operations, net of tax	$381	$222	$611	$709	$716	72		(47)
Selected performance metrics:
Period-end loans held for investment	$75,099	$75,437	$76,844	$77,280	$78,151	—		(4)
Average loans held for investment	75,092	76,238	77,154	77,698	78,994	(2)		(5)
Average yield on loans held for investment(1)	8.33%	8.17%	7.97%	7.65%	7.40%	16	bps	93	bps
Auto loan originations	$7,522	$6,157	$7,452	$7,160	$6,211	22%		21%
Period-end deposits	300,806	296,171	290,789	286,174	291,163	2		3
Average deposits	294,448	291,486	287,457	285,647	278,772	1		6
Average deposits interest rate	3.15%	3.06%	2.85%	2.46%	1.96%	9	bps	119	bps
Net charge-off rate	2.03	2.25	1.81	1.43	1.56	(22)		47
30+ day performing delinquency rate	5.21	6.25	5.55	5.30	4.92	(104)		29
30+ day delinquency rate	5.86	7.08	6.27	5.95	5.46	(122)		40
Nonperforming loan rate(4)	0.83	1.00	0.89	0.82	0.72	(17)		11
Nonperforming asset rate(5)	0.91	1.09	0.96	0.88	0.78	(18)		13
Auto—At origination FICO scores:(11)
Greater than 660	53%	53%	52%	52%	52%	—		1%
621 - 660	20	20	20	20	20	—		—
620 or below	27	27	28	28	28	—		(1)
Total	100%	100%	100%	100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2024 Q1 vs.
	2024	2023	2023	2023	2023	2023		2023
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Commercial Banking
Earnings:
Net interest income	$599	$617	$621	$632	$648	(3)%		(8)%
Non-interest income	281	245	288	257	212	15		33
Total net revenue(7)	880	862	909	889	860	2		2
Provision (benefit) for credit losses	(2)	84	116	146	259	**		**
Non-interest expense	515	487	512	482	530	6		(3)
Income from continuing operations before income taxes	367	291	281	261	71	26		**
Income tax provision	87	68	67	61	17	28		**
Income from continuing operations, net of tax	$280	$223	$214	$200	$54	26		**
Selected performance metrics:
Period-end loans held for investment	$89,461	$90,488	$91,153	$91,552	$93,543	(1)		(4)
Average loans held for investment	89,877	91,025	91,556	93,195	94,092	(1)		(4)
Average yield on loans held for investment(1)(7)	7.14%	7.24%	7.16%	6.75%	6.31%	(10)	bps	83	bps
Period-end deposits	$31,082	$32,712	$36,035	$36,793	$38,380	(5)%		(19)%
Average deposits	31,844	34,525	37,279	37,960	39,941	(8)		(20)
Average deposits interest rate	2.65%	2.79%	2.93%	2.68%	2.34%	(14)	bps	31	bps
Net charge-off rate	0.13	0.53	0.25	1.62	0.09	(40)		4
Nonperforming loan rate(4)	1.28	0.84	0.90	0.89	0.79	44		49
Nonperforming asset rate(5)	1.28	0.84	0.90	0.89	0.79	44		49
Risk category:(12)
Noncriticized	$80,804	$81,758	$82,968	$84,583	$85,964	(1)%		(6)%
Criticized performing	7,509	7,969	7,363	6,158	6,839	(6)		10
Criticized nonperforming	1,148	761	822	811	740	51		55
Total commercial banking loans held for investment	$89,461	$90,488	$91,153	$91,552	$93,543	(1)		(4)
Risk category as a percentage of period-end loans held for investment:(12)
Noncriticized	90.33%	90.35%	91.02%	92.38%	91.90%	(2)	bps	(157)	bps
Criticized performing	8.39	8.81	8.08	6.73	7.31	(42)		108
Criticized nonperforming	1.28	0.84	0.90	0.89	0.79	44		49
Total commercial banking loans	100.00%	100.00%	100.00%	100.00%	100.00%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2024 Q1 vs.
	2024	2023	2023	2023	2023	2023	2023
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Other
Earnings:
Net interest loss	$(394)	$(280)	$(445)	$(515)	$(479)	41%	(18)%
Non-interest income (loss)	(2)	14	—	(6)	7	**	**
Total net loss(7)	(396)	(266)	(445)	(521)	(472)	49	(16)
Provision (benefit) for credit losses	—	(2)	2	1	—	**	—
Non-interest expense(13)	147	411	71	61	94	(64)	56
Loss from continuing operations before income taxes	(543)	(675)	(518)	(583)	(566)	(20)	(4)
Income tax benefit	(201)	(151)	(217)	(248)	(207)	33	(3)
Loss from continuing operations, net of tax	$(342)	$(524)	$(301)	$(335)	$(359)	(35)	(5)
Selected performance metrics:
Period-end deposits	$19,081	$19,530	$19,187	$20,738	$20,284	(2)	(6)
Average deposits	19,365	19,317	20,277	20,071	21,410	—	(10)
Total
Earnings:
Net interest income	$7,488	$7,519	$7,423	$7,113	$7,186	—	4%
Non-interest income	1,914	1,987	1,943	1,899	1,717	(4)%	11
Total net revenue	9,402	9,506	9,366	9,012	8,903	(1)	6
Provision for credit losses	2,683	2,857	2,284	2,490	2,795	(6)	(4)
Non-interest expense	5,137	5,717	4,860	4,794	4,945	(10)	4
Income from continuing operations before income taxes	1,582	932	2,222	1,728	1,163	70	36
Income tax provision	302	226	432	297	203	34	49
Income from continuing operations, net of tax	$1,280	$706	$1,790	$1,431	$960	81	33
Selected performance metrics:
Period-end loans held for investment	$315,154	$320,472	$314,780	$311,323	$308,836	(2)	2
Average loans held for investment	314,614	315,890	312,759	309,655	307,756	—	2
Period-end deposits	350,969	348,413	346,011	343,705	349,827	1	—
Average deposits	345,657	345,328	345,013	343,678	340,123	—	2

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Net Interest Margin, Loan, Allowance and Business Segment Disclosures (Tables 6—13)

(1)Average yield is calculated based on annualized interest income for the period divided by average loans during the period. Annualized interest income does not include any allocations, such as funds transfer pricing. Average yield is calculated using whole dollar values for average balances and interest income/expense. Accordingly, total interest earning assets less total interest bearing liabilities may not total net interest income/spread.
(2)Includes amounts related to entities that provide capital to low-income and rural communities of $1.9 billion and $1.7 billion for the first quarters of 2024 and 2023, respectively, and related interest expense of $8 million for both the first quarters of 2024 and 2023.
(3)In December 2023, we recognized $18 million of incremental net charge-offs on certain loans in hardship programs from the one-time impact of operational delays, which increased the Q4 2023 net charge-off rate by approximately 5 basis points. Excluding this impact, the Q4 2023 net charge-off rate would have been 5.30%.
(4)Nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category. For Commercial Banking, loans categorized as nonperforming are considered criticized nonperforming.
(5)Nonperforming assets consist of nonperforming loans, repossessed assets and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, repossessed assets and other foreclosed assets.
(6)Primarily represents foreign currency translation adjustments.
(7)Some of our commercial investments generate tax-exempt income, tax credits or other tax benefits. Accordingly, we present our Commercial Banking revenue and yields on a taxable-equivalent basis, calculated using the federal statutory tax rate of 21% and state taxes where applicable, with offsetting reductions to the Other category.
(8)Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.
(9)Purchase volume consists of purchase transactions, net of returns, for the period, and excludes cash advance and balance transfer transactions.
(10)Percentages represent period-end loans held for investment in each credit score category. Domestic Card credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category.
(11)Percentages represent period-end loans held for investment in each credit score category. Auto credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.
(12)Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.
(13)Includes the impact of the $42 million and $289 million FDIC special assessment in Q1 2024 and Q4 2023, respectively, and any charges incurred as a result of restructuring activities for the periods presented.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures(1)

	Basel III Standardized Approach
(Dollars in millions, except as noted)	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Regulatory Capital Metrics
Common equity excluding AOCI	$63,088	$62,710	$62,245	$60,729	$59,546
Adjustments:
AOCI, net of tax(2)	14	27	(9)	31	(3)
Goodwill, net of related deferred tax liabilities	(14,804)	(14,811)	(14,797)	(14,813)	(14,538)
Other Intangible and deferred tax assets, net of deferred tax liabilities	(291)	(311)	(333)	(358)	(371)
Common equity Tier 1 capital	$48,007	$47,615	$47,106	$45,589	$44,634
Tier 1 capital	$52,852	$52,460	$51,952	$50,434	$49,479
Total capital(3)	59,483	59,124	58,844	57,607	56,611
Risk-weighted assets	366,046	369,206	362,962	359,613	356,079
Adjusted average assets(4)	468,030	467,553	464,286	459,732	455,477
Capital Ratios
Common equity Tier 1 capital(5)	13.1%	12.9%	13.0%	12.7%	12.5%
Tier 1 capital(6)	14.4	14.2	14.3	14.0	13.9
Total capital(7)	16.3	16.0	16.2	16.0	15.9
Tier 1 leverage(4)	11.3	11.2	11.2	11.0	10.9
TCE(8)	8.1	8.2	7.3	7.6	7.6

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of our adjusted results that we believe help investors and users of our financial information understand the effect of adjusting items on our selected reported results, however, they may not be comparable to similarly-titled measures reported by other companies. These adjusted results provide alternate measurements of our operating performance, both for the current period and trends across multiple periods. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2024	2023	2023	2023	2023
(Dollars in millions, except per share data and as noted)	Q1	Q4	Q3	Q2	Q1
Adjusted diluted earnings per share (“EPS”):
Net income available to common stockholders (GAAP)	$1,200	$639	$1,705	$1,351	$887
FDIC special assessment	42	289	—	—	—
Adjusted net income available to common stockholders before income tax impacts (non-GAAP)	1,242	928	1,705	1,351	887
Income tax impacts	(10)	(70)	—	—	—
Adjusted net income available to common stockholders (non-GAAP)	$1,232	$858	$1,705	$1,351	$887

Diluted weighted-average common shares outstanding (in millions) (GAAP)	383.4	382.8	383.3	383.7	383.8

Diluted EPS (GAAP)	$3.13	$1.67	$4.45	$3.52	$2.31
Impact of adjustments noted above	0.08	0.57	—	—	—
Adjusted diluted EPS (non-GAAP)	$3.21	$2.24	$4.45	$3.52	$2.31

Adjusted efficiency ratio:
Non-interest expense (GAAP)	$5,137	$5,717	$4,860	$4,794	$4,945
FDIC special assessment	(42)	(289)	—	—	—
Adjusted non-interest expense (non-GAAP)	$5,095	$5,428	$4,860	$4,794	$4,945

Total net revenue (GAAP)	$9,402	$9,506	$9,366	$9,012	$8,903

Efficiency ratio (GAAP)	54.64%	60.14%	51.89%	53.20%	55.54%
Impact of adjustments noted above	(45)bps	(304)bps	—	—	—
Adjusted efficiency ratio (non-GAAP)	54.19%	57.10%	51.89%	53.20%	55.54%

Adjusted operating efficiency ratio:
Operating expense (GAAP)	$4,127	$4,463	$3,888	$3,908	$4,048
FDIC special assessment	(42)	(289)	—	—	—
Adjusted operating expense (non-GAAP)	$4,085	$4,174	$3,888	$3,908	$4,048

Total net revenue (GAAP)	$9,402	$9,506	$9,366	$9,012	$8,903

	2024	2023	2023	2023	2023
(Dollars in millions, except per share data and as noted)	Q1	Q4	Q3	Q2	Q1
Operating efficiency ratio (GAAP)	43.89%	46.95%	41.51%	43.36%	45.47%
Impact of adjustments noted above	(44)bps	(304)bps	—	—	—
Adjusted operating efficiency ratio (non-GAAP)	43.45%	43.91%	41.51%	43.36%	45.47%

Reconciliation of Non-GAAP Measures

The following summarizes our non-GAAP measures. While these non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the operating performance and capital position of financial services companies, they may not be comparable to similarly-titled measures reported by other companies. The following table presents reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2024	2023	2023	2023	2023
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1
Pre- Provision Earnings
Total net revenue	$9,402	$9,506	$9,366	$9,012	$8,903
Non-interest expense	(5,137)	(5,717)	(4,860)	(4,794)	(4,945)
Pre-provision earnings(9)	$4,265	$3,789	$4,506	$4,218	$3,958
Tangible Common Equity (Period-End)
Stockholders’ equity	$57,801	$58,089	$53,668	$54,559	$54,653
Goodwill and other intangible assets(10)	(15,257)	(15,289)	(15,308)	(15,356)	(15,098)
Noncumulative perpetual preferred stock	(4,845)	(4,845)	(4,845)	(4,845)	(4,845)
Tangible common equity(11)	$37,699	$37,955	$33,515	$34,358	$34,710
Tangible Common Equity (Average)
Stockholders’ equity	$57,998	$55,632	$55,012	$55,357	$54,773
Goodwill and other intangible assets(10)	(15,280)	(15,304)	(15,348)	(15,187)	(14,984)
Noncumulative perpetual preferred stock	(4,845)	(4,845)	(4,845)	(4,845)	(4,845)
Tangible common equity(11)	$37,873	$35,483	$34,819	$35,325	$34,944
Return on Tangible Common Equity (Average)
Net income available to common stockholders	$1,200	$639	$1,705	$1,351	$887
Tangible common equity (Average)	37,873	35,483	34,819	35,325	34,944
Return on tangible common equity(11)(12)	12.67%	7.20%	19.59%	15.30%	10.15%
Tangible Assets (Period-End)
Total assets	$481,720	$478,464	$471,435	$467,800	$471,660
Goodwill and other intangible assets(10)	(15,257)	(15,289)	(15,308)	(15,356)	(15,098)
Tangible assets(11)	$466,463	$463,175	$456,127	$452,444	$456,562

	2024	2023	2023	2023	2023
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1
Tangible Assets (Average)
Total assets	$474,995	$472,594	$469,860	$466,652	$462,324
Goodwill and other intangible assets(10)	(15,280)	(15,304)	(15,348)	(15,187)	(14,984)
Tangible assets(11)	$459,715	$457,290	$454,512	$451,465	$447,340
Return on Tangible Assets (Average)
Net income	$1,280	$706	$1,790	$1,431	$960
Tangible Assets (Average)	459,715	457,290	454,512	451,465	447,340
Return on tangible assets(11)(13)	1.11%	0.62%	1.58%	1.27%	0.86%
TCE Ratio
Tangible common equity (Period-end)	$37,699	$37,955	$33,515	$34,358	$34,710
Tangible Assets (Period-end)	466,463	463,175	456,127	452,444	456,562
TCE Ratio(11)	8.1%	8.2%	7.3%	7.6%	7.6%
Tangible Book Value per Common Share
Tangible common equity (Period-end)	$37,699	$37,955	$33,515	$34,358	$34,710
Outstanding Common Shares	382.1	380.4	381.0	381.4	382.0
Tangible book value per common share(11)	$98.67	$99.78	$87.97	$90.07	$90.86
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(1)Regulatory capital metrics and capital ratios as of March 31, 2024 are preliminary and therefore subject to change.
(2)Excludes certain components of AOCI in accordance with rules applicable to Category III institutions.
(3)Total capital equals the sum of Tier 1 capital and Tier 2 capital.
(4)Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that are deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.
(5)Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.
(6)Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(7)Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.
(8)TCE ratio is a Non-GAAP measure calculated based on TCE divided by tangible assets.
(9)Management believes that this financial metric is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
(10)Includes impact of related deferred taxes.
(11)Management believes that this financial metric is useful in assessing capital adequacy and the level of returns generated.
(12)Return on average tangible common equity is a non-GAAP measure calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average TCE.
(13)Return on average tangible assets is a non-GAAP measure calculated based on annualized income (loss) from continuing operations, net of tax, for the period divided by average tangible assets for the period.